                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 20, 2004

               Date of Earliest Event Reported: December 14, 2004

                           INTERNATIONAL PAPER COMPANY

             (Exact name of registrant as specified in its charter)

             New York                   1-3157              13-0872805
  (State or other jurisdiction     (Commission File        (IRS Employer
        of incorporation)               Number)          Identification No.)

                               400 Atlantic Street
                           Stamford, Connecticut 06921
              (Address and zip code of principal executive offices)


                                  203-541-8000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 14, 2004, International Paper Company (the "Company") entered into a Supplemental Pension Benefit Agreement (the "Pension Agreement") with Christopher P. Liddell, chief financial officer of the Company for a pension benefit supplement to the Company's Qualified Plan and Restoration Plan (collectively referred to as the "Retirement Plans") to recognize Mr. Liddell's seven years of service with Carter Holt Harvey Limited, a 50.4 percent owned subsidiary of the Company.

         A copy of the agreement is filed herewith as Exhibit 10.1 and is herein incorporated by reference.

ITEM 5.02 ELECTION OF DIRECTOR

         On December 20, 2004, International Paper Company issued a press release relating to the election of William G. Walter on December 14, 2004, as a director of International Paper Company, effective January 1, 2005. The Committee assignment for Mr. Walter has not yet been determined. A copy of the press release is filed herewith as Exhibit 99.1 and is herein incorporated by reference.

         Mr. Walter is the chairman, president and chief executive officer of FMC Corporation.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 10.1 Supplemental Pension Benefit Agreement dated December 14, 2004 between International Paper Company and Christopher P. Liddell

Exhibit 99.1: Press Release of International Paper Company, dated December 20, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 20, 2004                     INTERNATIONAL PAPER COMPANY
                                                    (Registrant)
                                             By:    /s/ Andrea L. Dulberg
                                                    ---------------------

                                             Name:  Andrea L. Dulberg
                                             Title: Assistant Secretary






                                       3




                       STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as........................'r'